Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VL,

Ameritas Variable Separate Account VA, and

Ameritas Variable Separate Account VA-2

("Separate Accounts")

Supplement to:

Overture Life SPVUL, Executive Select, Regent 2000,

Overture Annuity, and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

and Statements of Additional Information

Supplement Dated November 22, 2016

Ameritas Life has been advised that on October 20, 2016, Calvert Investment Management, Inc. and Ameritas Holding Company, both affiliates of Ameritas Life, entered into an asset purchase agreement with Eaton Vance Management ("Eaton Vance"), a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire the business assets of Calvert Investment Management, Inc. Completion of the transaction is subject to shareholder approvals of new investment advisory agreements, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

Please see the Portfolio prospectus, as revised, for more information.

All other provisions remain as stated in your Policy, prospectus, supplements and Statement of Additional Information as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2070 11-16